UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 14, 2004


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  1-10787               95-4097995
(State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)          File Number)          Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
          (Address of Principal Executive Offices, Including Zip Code)


                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Reference is made to the press release of VCA Antech, Inc. issued on April 14, 2004, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

     (c) Exhibits

     99.1 Press release dated April 14, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 14, 2004                  VCA Antech, Inc.



                                /s/  Tomas W. Fuller
                                ---------------------------------------------
                                By:  Tomas W. Fuller
                                Its: Chief Financial Officer, Vice President and
                                     Assistant Secretary

                                  EXHIBIT INDEX

EXHIBITS

99.1 Press release dated April 14, 2004.